Exhibit 10.25

AMENDMENT AGREEMENT dated as of February 11, 2019 (this “Amendment”), to the Credit Agreement dated as of August 15, 2018 and as amended and restated as of December 31, 2018 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among NEW FORTRESS INTERMEDIATE LLC, a Delaware limited liability company (“Holdings”), NFE ATLANTIC HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the SUBSIDIARY GUARANTORS (as defined in Section 1.1 of the Credit Agreement) from time to time party thereto, the LENDERS (as defined in the preamble to the Credit Agreement) from time to time party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment to the Credit Agreement. Subject to Section 4 hereof, effective as of the Amendment Effective Date, the definition of “Commitment Termination Date” in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Commitment Termination Date”: March 15, 2019.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings, the Borrower and each other Loan Party hereby represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date: (i) this Amendment (A) has been duly authorized by all necessary corporate or other organizational and, if required, member or shareholder action of such Person, (B) has been duly executed and delivered by such Person and (C) constitutes a legal, valid and binding obligation of such Person enforceable against each of them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (whether enforcement is sought by proceedings in equity or at law), (ii)(A) the representations and warranties set forth in Section 3 of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and (B) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment Effective Date”) that the Administrative Agent (or its counsel) shall have received this Amendment, executed and delivered by a duly authorized officer or signatory of Holdings, the Borrower and the Required Lenders.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 6. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)	submits for itself and its Property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b)	consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)	agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 9.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;
(d)	agrees that the Administrative Agent and the Lenders retain the right to bring proceedings against any Loan Party in the courts of any other jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment;
(e)	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(f)	waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7 any special, exemplary, punitive or consequential damages.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 9. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or the Loan Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby, and this Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

NEW FORTRESS INTERMEDIATE LLC

By:	/s/ Christopher Guinta
	Name:	Christopher Guinta
	Title:	Chief Financial Officer

NFE ATLANTIC HOLDINGS LLC

By:	/s/ Christopher Guinta
	Name:	Christopher Guinta
	Title:	Chief Financial Officer

[NFE Amendment Agreement]

AMERICAN LNG MARKETING LLC
AMERICAN NATURAL GAS HOLDINGS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY REAL ESTATE HOLDINGS LLC
BRADFORD COUNTY REAL ESTATE PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ENERGY TRANSPORT SOLUTIONS LLC
ISLAND LNG LLC
LNG HOLDINGS (FLORIDA) LLC
LNG HOLDINGS LLC
NEW FORTRESS ENERGY MARKETING LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE MEXICO HOLDINGS LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE SOUTH POWER HOLDINGS LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC
NFE GHANA PARTNERS LLC
NFE GHANA HOLDINGS LLC
AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
NFE HONDURAS HOLDINGS LLC

By:	/s/ Christopher Guinta
Name:	Christopher Guinta
Title:	Chief Financial Officer

[NFE Amendment Agreement]

ATLANTIC DISTRIBUTION HOLDINGS SRL
ATLANTIC ENERGY HOLDINGS LIMITED
ATLANTIC POWER HOLDINGS SRL
ATLANTIC TERMINAL HOLDINGS LIMITED
ATLANTIC POWER HOLDINGS LIMITED
NFE NORTH HOLDINGS LIMITED [BERMUDA]
NFE NORTH INFRASTRUCTURE LIMITED
NFE NORTH TRADING LIMITED
NFE SOUTH HOLDINGS LIMITED [BERMUDA]
NFE SOUTH POWER TRADING LIMITED
NFE SOUTH TRADING LIMITED
NFE NORTH DISTRIBUTION LIMITED
NFE NORTH HOLDINGS LIMITED [JAMAICA]
NFE NORTH TRANSPORT LIMITED
NFE SOUTH HOLDINGS LIMITED [JAMAICA]
NFE SOUTH POWER HOLDINGS LIMITED

By:	/s/ Christopher Guinta
Name:	Christopher Guinta
Title:	Director

[NFE Amendment Agreement]

AMAUNET S. DE R.L. DE C.V.
NFENERGIA MEXICO S. DE R.L. DE C.V.
NFE PACIFICO LAP S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.

By:	/s/ Christopher Guinta
	Name:	Christopher Guinta
	Title:	Legal Representative

[NFE Amendment Agreement]

NFE MEXICO HOLDINGS B.V.
NFE MEXICO HOLDINGS PARENT B.V.

By:	/s/ Christopher Guinta
	Name:	Christopher Guinta
	Title:	Authorized Signatory

[NFE Amendment Agreement]

NFENERGIA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC

By:	/s/ Christopher Guinta
	Name:	Christopher Guinta
	Title:	Authorized Signatory

[NFE Amendment Agreement]

NFENERGIA HONDURAS S. DE R.L.

By:	/s/ Christopher Guinta
	Name:	Christopher Guinta
	Title:	Authorized Signatory

[NFE Amendment Agreement]

NFE IRELAND FINANCING DESIGNATED ACTIVITY COMPANY
NFE SHANNON HOLDINGS LIMITED
SHANNON LNG LIMITED
SHANNON LNG ENERGY LIMITED

By:	/s/ Christopher Guinta
	Name:	Christopher Guinta
	Title:	Director

[NFE Amendment Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and a Lender

By:	/s/ Chance Moreland
	Name:	Chance Moreland
	Title:	Authorized Signatory

[NFE Amendment Agreement]